Exhibit 99.1

Reminder McEwen Mining Second Quarter Conference Call

August 9th 10 am (Eastern)

TORONTO, ONTARIO - (August 9, 2012) - McEwen Mining Inc. (NYSE:MUX) (TSX:MUX) Chief Owner, Rob McEwen, along with senior management, will be hosting a conference call today, Thursday, August 9th, 2012 at 10:00 AM ET to provide the second quarter company update. McEwen Mining’s second quarter news release can be accessed here: http://mcewenmining.com/Media-Events/News-Releases/default.aspx Details for the conference call are as follows:

WEBCAST: http://www.gowebcasting.com/3691

TELEPHONE:

Participant dial-in number(s): 1-719-325-2463 / 1-888-523-1228

Participant pass code: 4321607

REPLAY:

Dial-in number(s): 1-888-203-1112 / 1-719-457-0820

Pass code: 4321607

About McEwen Mining (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high growth, low-cost, mid-tier silver and gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules Copper project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico. In 2012, McEwen Mining is planning to spend approximately US$40 million on exploration.

McEwen Mining has 267,919,384 shares issued and outstanding. Rob McEwen, Chairman, President and CEO, owns 25% of the shares of the Company. As of June 30, 2012, McEwen Mining had cash and liquid assets of $38 million, comprised of cash of $23.4 million, silver and gold bullion at market value of $14.1 million and marketable securities of $0.5 million. The Company continues to hold a significant portion of its treasury in bullion with the belief that prices will continue to rise.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to business integration as a result of the business combination between US Gold and Minera Andes, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation including specifically but not limited to ongoing litigation with respect to the Los Azules property which if resolved adversely to the Company, would materially affect the Company’s ability to develop the Los Azules project, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: www.facebook.com/McEwenRob
Twitter: www.twitter.com/McEwenMining